SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 15, 1998



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




 DELAWARE                       File No. 1-8989           13-3286161
(State or other                (Commission File          (IRS Employer
 jurisdiction of                Number)                   Identification
 incorporation)                                           Number)


    245 Park Avenue, New York, New York                      10167
  (Address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:      (212)  272-2000
                                                         ---------------




                                Not Applicable
         (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc.'s ( the "Company") Press Release, dated April 15, 1998, announcing its earnings for the three and nine months ended March 27, 1998 which includes the Unaudited Consolidated Statements of Income for the Company for the three and nine months ended March 27, 1998 and March 27, 1997, and the three months ended December 31, 1997. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99)   Press Release, dated April 15, 1998.

                                            Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              THE BEAR STEARNS COMPANIES INC.



                                       By:    /s/ Michael J. Abatemarco
                                              Michael J. Abatemarco
                                              Controller


Dated:   April 16, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                        Description

(99)                  Press Release, dated April 15, 1998